SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2004

Beach First National Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	33-95562	58-1030117
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1550 Oak Street, Myrtle Beach, South Carolina 29577
Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 626-2265

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.               Exhibit

             99.1                       Earnings Press Release of Beach First National Bancshares, Inc. for the
                                           quarter ended March 31, 2004 dated April 13, 2004.

Item 12.  Results of Operations and Financial Condition.

On April 13, 2004, Beach First National Bancshares, Inc., the bank holding company for Beach First National Bank, issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC. By: /s/ Richard N. Burch Name: Richard N. Burch Title: Chief Financial Officer

Dated:  April 20, 2004

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Press Release for the quarter ended March 31, 2004.

4